Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements Forms S-8 (Registration Nos. 333-113932, 333-96630, 333-08826, 333-10092, 333-12466 and 333-12988) and Forms F-3 (Registration No. 333-113950 and 333-12698) of our report dated February 2, 2005, with respect to the consolidated financial statements of Gilat Satellite Networks Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2004.

March 17, 2005 Tel Aviv, Israel	Yours Truly, /s/ KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global